UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2026, the Board of Directors (the “Board”) of American International Group, Inc. (the “Company”) appointed Eric Andersen as President and CEO of the Company and a member of the Board, effective June 1, 2026 (the “Effective Date”). Upon the Effective Date, Peter Zaffino, the Company’s current Chairman and CEO, will assume the position of Executive Chair of the Board.
Mr. Andersen, age 61, joined the Company as President and CEO Elect in February 2026. Prior to joining the Company, Mr. Andersen served as Senior Advisor to the Chief Executive Officer of Aon plc from 2025 to 2026 and as President of Aon plc from 2020 to 2025.

There are no arrangements or understandings between Mr. Andersen and any other person pursuant to which Mr. Andersen was selected to serve as President and CEO and a member of the Board, and there are no family relationships between Mr. Andersen and any other executive officer or director of the Company.

There are no arrangements or understandings between Mr. Zaffino and any other person pursuant to which Mr. Zaffino was selected to serve as Executive Chair of the Board, and there are no family relationships between Mr. Zaffino and any other executive officer or director of the Company.

Neither Mr. Andersen nor Mr. Zaffino has any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Andersen’s compensation as President and CEO and Mr. Zaffino’s compensation as Executive Chair were previously disclosed in a Form 8-K filed by the Company on January 6, 2026.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release of American International Group, Inc., dated April 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc., dated April 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: April 27, 2026	By:	/s/ Christina Banthin
		Name:	Christina Banthin
		Title:	Senior Vice President and Corporate Secretary